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                          CONSENT OF INDEPENDENT ACCOUNTANTS


     I consent to inclusion in this Amendment No. 1 to Form 10-SB
Registration Statement of my report dated April 26, 1999 on my audit of the financial statements of Nurescell Inc.


RONALD L. JAMIESON, CPA



Los Alamitos, California
April 27, 1999




                                     Exhibit 12.1